Supplement Dated October 30, 2003
To the Prospectus of Vintage Mutual Funds, Inc.
Dated July 29, 2003

Due to an internal restructuring of staff of the Investment Adviser (Investors Management Group, Ltd.), commencing the date hereof, the day to day investment management of the Balanced, Equity and Growth Funds has been reassigned to and will be performed by a team/adviser group comprised of the Investment Adviser's equity managers and analysts. The team jointly makes investment decisions from time to time and no one member of the team has primary responsibility for the day to day investment decisions.